                                                                 Exhibit 10.14


                                 Stephen G. Taub
                         Executive Employment Agreement


TERM.  August 1, 2000 - December 31, 2003.

END-OF-TERM. After 12/31/2002, Company may give notice of non-renewal; term extends for 12 months. After 12/31/02, term extends on one-day-at-a-time basis until notice of non-renewal given; then, term extends for 12 months.

BASE SALARY. $640,000 per year in 2000; if adjusted upward at sole discretion of Company, increased amount becomes Base Salary.

BONUS. If Company achieves the percentage of business plan set forth below, Employee receives performance bonus of the corresponding percentage of Base Salary.

               Percentage of                      Percentage of
          EBITDA in Business Plan                  Base Salary
          -----------------------                 -------------
                     80%                                60%
                     85                                 75
                     90                                 90
                     95                                100
                    100                                105
                    105                                110
                    110                                125
                    115                                150

DEATH. Base Salary paid until death; prorated performance bonus paid if otherwise due for the year in which Employee dies.

DISABILITY. Company may terminate Agreement after six months. Base salary, reduced by any disability benefits received by Employee, paid until Company terminates; prorated performance bonus paid if otherwise due for the year in which Agreement is terminated.

BENEFITS. Standard Company officer benefits.

CAUSE. Upon gross neglect, conviction of felony, conviction of any crime relating to Company property, willful misconduct or material breach by employee or material prejudice to Company, Company can terminate without further liability.

COMPANY BREACH. Employee receives Base Salary, performance bonuses and all benefits for longer of balance of term or 12 months; if end-of-term provisions are in effect, for balance of 12 month period; prorated performance bonus paid if otherwise due for balance of term; employee obligated to mitigate.

OTHER PROVISIONS. Protection of confidential information, non-compete during term, assignment of inventions, legal fees to employee if he prevails in action for breach or injunction; legal fees to Company if it prevails in action for injunction.

THIS SUMMARY PAGE IS FOR CONVENIENCE OF REFERENCE ONLY. IT SHALL NOT CONSTITUTE A PART OF THE AGREEMENT

                              Employment Agreement


                  EMPLOYMENT AGREEMENT, dated as of August 1, 2000, between Pneumo Abex Corporation, a Delaware corporation (the "Company") and Stephen G. Taub (the "Executive").

                  WHEREAS, the Company wishes to employ the Executive, and the Executive wishes to accept such employment, on the terms and conditions set forth in this Agreement;

         Accordingly, the Company and the Executive hereby agree as follows:

                  1.       Employment, Duties and Acceptance.

                          1.1 Employment, Duties. The Company hereby employs the
Executive for the Term (as defined in Section 2.1), to render exclusive and full-time services to the Company as President and Chief Executive Officer or in such other executive position as may be mutually agreed upon by the Company and the Executive, and to perform such other duties consistent with such position as may be assigned to the Executive by the Board of Directors or any officer of the Company senior to the Executive.

                          1.2 Acceptance. The Executive hereby accepts such
employment and agrees to render the services described above. During the Term, the Executive agrees to serve the Company faithfully and to the best of the Executive's ability, to devote the Executive's entire business time, energy and skill to such employment, and to use the Executive's best efforts, skill and ability to promote the Company's interests. The Executive further agrees to accept election, and to serve during all or any part of the Term, as an officer or director of the Company and of any subsidiary or affiliate of the Company, without any compensation therefor other than that specified in this Agreement, if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate, as the case may be.

                          1.3 Location. The duties to be performed by the
Executive hereunder shall be performed primarily at the office of the Company in Camden, New Jersey, subject to reasonable travel requirements on behalf of the Company.

                  2.       Term of Employment; Certain Post-Term Benefits.

                          2.1 The Term. The term of the Executive's employment
under this Agreement (the "Term") shall commence on August 1, 2000 and shall end on December 31, 2003 or such later date to which the Term is extended pursuant to Section 2.2.

                          2.2 End-of-Term Provisions. At any time on or after
December 31, 2002 the Company shall have the right to give written notice of non-renewal of the Term. In the event the Company gives such notice of non-renewal, the Term automatically shall be extended so that it ends twelve months after the last day of the month in which the Company gives such notice. From and after December 31, 2003, unless and until the Company gives written notice of non-renewal as provided in this Section 2.2, the Term automatically shall be extended day-by-day; upon the giving of such notice by the Company, the Term automatically shall be extended so that it ends twelve months after the last day of the month in which the Company gives such notice.

                          2.3 Special Curtailment. The Term shall end earlier
than the original December 31, 2003 termination date provided in Section 2.1 or any extended termination date provided in Section 2.2, in either case if sooner terminated pursuant to Section 4. Non-extension of the Term shall not be deemed to be a wrongful termination of the Term or this Agreement by the Company pursuant to Section 4.4.

                  3.       Compensation; Benefits.

                          3.1 Salary. As compensation for all services to be
rendered pursuant to this Agreement, the Company agrees to pay the Executive a base salary, payable semi-monthly in arrears, at the annual rate of not less than $640,000 less such deductions or amounts to be withheld as required by applicable law and regulations (the "Base Salary"). In the event that the Company, in its sole discretion, from time to time determines to increase the Base Salary, such increased amount shall, from and after the effective date of the increase, constitute "Base Salary" for purposes of this Agreement.

                          3.2 Bonus. In addition to the amounts to be paid to
the Executive pursuant to Section 3.1, the Executive will be eligible to receive a bonus with respect to each calendar year included within the Term computed in accordance with the provisions of the next two succeeding sentences. If, with respect to any calendar year, the Company achieves EBITDA of at least the percentage set forth in the table below of its business plan for such year, such bonus shall be the percentage set forth in the table below of Base Salary with respect to the year for which the bonus (any such bonus, a "performance bonus") was earned:

               Percentage of                 Percentage of
          EBITDA in Business Plan             Base Salary

                   80%                            60%
                   85                             75
                   90                             90
                   95                            100
                  100                            105
                  105                            110
                  110                            125
                  115                            150


In the event that the Term or this Agreement is terminated other than pursuant to Section 4.3, the Executive shall be entitled to receive a prorated performance bonus (if such a bonus is otherwise payable) with respect to (A) the year in which the Term or this Agreement terminated or, (B) in the event of a termination pursuant to Section 4.4, the year in which the Executive was last entitled to receive any payments of Base Salary, in an amount equal to (x) the percentage of Base Salary otherwise payable as a performance bonus with respect to such year multiplied by (y) a fraction, the numerator of which is the number of whole months elapsed from the beginning of such year to the date as of which the Term or this Agreement terminated or the last day as of which the Executive is entitled to receive payments of Base Salary, as applicable and the denominator of which is 12. A performance bonus or other bonus, if either or both are earned in accordance with this Agreement, shall be paid no later than March 31st of the year next following the year with respect to which such bonus was earned. The maximum bonus payable pursuant to this Section 3.2 shall be $1,000,000 with respect to any calendar year.

                          3.3 Minimum Compensation. If, during any calendar year
(a "Current Year"), EBITDA for such year at least equals EBITDA for the immediately prior year (a "Prior Year"), then the sum of Base Salary and bonus payable to the Executive on account of the Current Year ("Total Current Year Compensation") shall be no less than the sum of Base Salary and bonus paid to the Executive on account of the Prior Year ("Total Prior Year Compensation"). In any case described in the preceding sentence in which Total Prior Year Compensation was greater than Total Current Year Compensation computed pursuant to Sections 3.1 and 3.2, then the difference shall be paid to the Executive no later than March 31st of the year next following the Current Year.

                          3.4 Business Expenses. The Company shall pay or
reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Term in the performance of the Executive's services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company customarily may require of its officers provided, however, that the maximum amount available for such expenses during any period may be fixed in advance by the Chairman, the Vice Chairman or the Chief Executive Officer of the Company.

                          3.5 Vacation. During the Term, the Executive shall be
entitled to a vacation period or periods of four (4) weeks taken in accordance with the vacation policy of the Company during each year of the Term. Vacation time not used by the end of a year shall be forfeited, except that one week of vacation pay may be "banked" in accordance with Company policy.

                          3.6 Fringe Benefits. During the Term, the Executive
shall be entitled to all benefits for which the Executive shall be eligible under any qualified pension plan, 401(k) plan, non-qualified benefit restoration plan, group insurance or other so-called "fringe" benefit plan which the Company provides to its executive employees generally. In addition, the Company shall "gross up" the income imputed to the Executive under federal and any applicable state income tax laws for any life insurance furnished to the Executive, such that the Executive effectively will suffer no personal cost for such fringe benefit.

                  4.       Termination.

                          4.1 Death. If the Executive dies during the Term, the
Term shall terminate forthwith upon the Executive's death and the Company shall have no obligation hereunder to make any payments to the Executive's beneficiaries on account of any period of time after such termination. After such termination, the Executive's beneficiaries shall receive any benefits to which the Executive or such beneficiaries may be entitled under any fringe benefit program that may have been provided by the Company pursuant to
Section 3.6.

                          4.2 Disability. If, during the Term the Executive
becomes disabled or incapacitated to the extent he is unable to perform his duties hereunder ("Totally Disabled") for a period of six (6) consecutive months, the Company shall have the right at any time thereafter, so long as the Executive is then still Totally Disabled, to terminate the Term upon sending written notice of termination to the Executive. If the Company elects to terminate the Term by reason of the Executive becoming Totally Disabled, the Company shall have no obligation hereunder to make any payments to the Executive on account of any period of time after such termination. After such termination, the Executive shall receive any benefits to which he may be entitled under any fringe benefit program that may have been provided by the Company pursuant to
Section 3.6. While the Executive is Totally Disabled prior to the Term being terminated, Base Salary payable pursuant to Section 3.1 shall be reduced by any other benefits payable to the Executive under any disability plan provided for hereunder or otherwise furnished to the Executive by the Company.

                          4.3 Cause. In the event of gross neglect by the
Executive of the Executive's duties hereunder, conviction of the Executive of any felony, conviction of the Executive of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, willful misconduct by the Executive in connection with the performance of any material portion of the Executive's duties hereunder, breach by the Executive of any material provision of this Agreement or any other conduct on the part of the Executive which would make the Executive's continued employment by the Company materially prejudicial to the best interests of the Company, the Company may at any time by written notice to the Executive terminate the Term and, upon such termination, this Agreement shall terminate and the Executive shall be entitled to receive no further amounts or benefits hereunder, except any as shall have been earned to the date of such termination.

                          4.4 Company Breach. In the event of the breach of any
material provision of this Agreement by the Company, the Executive shall be entitled to terminate the Term upon 60 days' prior written notice to the Company. Upon such termination, or in the event the Company terminates the Term or this Agreement other than pursuant to the provisions of Section 4.2 or 4.3, the Company shall continue to provide the Executive (i) payments of Base Salary, in the manner and amount specified in Section 3.1, (ii) performance bonuses, in the manner and amount specified in Section 3.2, (iii) minimum compensation in the manner and amount specified in Section 3.3 and (iv) fringe benefits and additional benefits in the manner and amounts specified in Section 3.6 until the end of the Term (as in effect immediately prior to such termination) or, if the Company has not then given written notice of non-renewal pursuant to Section 2.2, for a period of twelve months after the last day of the month in which termination described in this Section 4.4 occurred, whichever is longer (the "Damage Period"). The Company's obligations pursuant to this Section 4.4 are subject to the Executive's duty to mitigate damages by seeking other employment provided, however, that the Executive shall not be required to accept a position of lesser importance or of substantially different character than the position held with the Company immediately prior to the effective date of termination or in a location outside of the Philadelphia, Pennsylvania metropolitan area. To the extent that the Executive shall earn compensation during the Damage Period (without regard to when such compensation is paid), the Base Salary, bonus and minimum compensation payments to be made by the Company pursuant to this Section
4.4 shall be correspondingly reduced.

                          4.5 Litigation Expenses. Except as provided for in
Section 5.7, if the Company and the Executive become involved in any action, suit or proceeding relating to the alleged breach of this Agreement by the Company or the Executive, and if a judgment in such action, suit or proceeding is rendered in favor of the Executive, the Company shall reimburse the Executive for all expenses (including reasonable attorneys' fees) incurred by the Executive in connection with such action, suit or proceeding. Such costs shall be paid to the Executive promptly upon presentation of expense statements or other supporting information evidencing the incurrence of such expenses.

                  5.       Protection of Confidential Information;
                             Non-Competition.

                          5.1 In view of the fact that the Executive's work for
the Company will bring the Executive into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Executive agrees:

                          5.1.1 To keep and retain in the strictest confidence
all confidential matters of the Company, including, without limitation, "know how", trade secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by the Executive heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after the Executive's employment with the Company, except in the course of performing the Executive's duties hereunder or with the Company's express written consent. The foregoing prohibitions shall include, without limitation, directly or indirectly publishing (or causing, participating in, assisting or providing any statement, opinion or information in connection with the publication of) any diary, memoir, letter, story, photograph, interview, article, essay, account or description (whether fictionalized or not) concerning any of the foregoing, publication being deemed to include any presentation or reproduction of any written, verbal or visual material in any communication medium, including any book, magazine, newspaper, theatrical production or movie, or television or radio programming or commercial; and

                          5.1.2 To deliver promptly to the Company on
termination of the Executive's employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the Company's business and all property associated therewith, which the Executive may then possess or have under the Executive's control.

                          5.2 During the Term, the Executive shall not, directly
or indirectly, enter the employ of, or render any services to, any person, firm or corporation engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; the Executive shall not engage in such business on the Executive's own account; and the Executive shall not become interested in any such business, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, trustee, consultant, or in any other relationship or capacity provided, however, that nothing contained in this
Section 5.2 shall be deemed to prohibit the Executive from acquiring, solely as an investment, up to five percent (5%) of the outstanding shares of capital stock of any public corporation.

                          5.3 If the Executive commits a breach, or threatens to
commit a breach, of any of the provisions of Sections 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

                          5.3.1 The right and remedy to have the provisions of
this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

                          5.3.2 The right and remedy to require the Executive to
account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Executive as the result of any transactions constituting a breach of any of the provisions of the preceding paragraph, and the Executive hereby agrees to account for and pay over such Benefits to the Company.

Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                          5.4 If any of the covenants contained in Sections 5.1
or 5.2, or any part thereof, hereafter are construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

                          5.5 If any of the covenants contained in Sections 5.1
or 5.2, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

                          5.6 The parties hereto intend to and hereby confer
jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon the courts of any state within the geographical scope of such covenants. In the event that the courts of any one or more of such states shall hold such covenants wholly unenforceable by reason of the breadth of such covenants or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other states within the geographical scope of such covenants as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state being for this purpose severable into diverse and independent covenants.


                          5.7 In the event that any action, suit or other
proceeding in law or in equity is brought to enforce the covenants contained in Sections 5.1 and 5.2 or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of the Company, all expenses (including reasonable attorneys' fees) of the Company in such action, suit or other proceeding shall (on demand of the Company) be paid by the Executive. In the event the Company fails to obtain a judgment for money damages or an injunction in favor of the Company, all expenses (including reasonable attorneys' fees) of the Executive in such action, suit or other proceeding shall (on demand of the Executive) be paid by the Company.


                  6.       Inventions and Patents.

                          6.1 The Executive agrees that all processes,
technologies and inventions (collectively, "Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the Term shall belong to the Company, provided that such Inventions grew out of the Executive's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Executive shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventions for the United

States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of the Executive's inventorship.

                          6.2 If any Invention is described in a patent
application or is disclosed to third parties, directly or indirectly, by the Executive within two years after the termination of the Executive's employment by the Company, it is to be presumed that the Invention was conceived or made during the Term.

                          6.3 The Executive agrees that the Executive will not
assert any rights to any Invention as having been made or acquired by the Executive prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

                  7.       Intellectual Property.

                  The Company shall be the sole owner of all the products and proceeds of the Executive's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Executive may acquire, obtain, develop or create in connection with and during the Term, free and clear of any claims by the Executive (or anyone claiming under the Executive) of any kind or character whatsoever (other than the Executive's right to receive payments hereunder). The Executive shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title or interest in or to any such properties.

                  8.       Indemnification.

                  The Company will indemnify the Executive, to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by the Executive in connection with any action, suit or proceeding to which the Executive may be made a party by reason of the Executive being an officer, director or employee of the Company or of any subsidiary or affiliate of the Company.

                  9.       Notices.

                  All notices, requests, consents and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed first class, postage prepaid, by registered or certified mail (notices mailed shall be deemed to have been given on the date mailed), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

                  If to the Company, to:

                  Pneumo Abex Corporation
                  c/o M & F Worldwide Corp.
                  35 East 62nd Street
                  New York, New York  10021
                  Attn:  General Counsel

                  If to the Executive, to:

                  Stephen G. Taub
                  2100 Bay Avenue
                  P.O. Box 930
                  Ocean City, NJ  08226


                  10.      General.

                          10.1 This Agreement shall be governed by and construed
and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

                          10.2 The section headings contained herein are for
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                          10.3 This Agreement sets forth the entire agreement
and understanding of the parties relating to the Executive's employment by the Company, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the Executive's employment by the Company, including, without limitation, the Employment Agreement dated as of September 1, 1996 (the "Prior Agreement") between the Company and the Executive, which Prior Agreement is deemed terminated hereby and of no further force or effect. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

                          10.4 This Agreement, and the Executive's rights and
obligations hereunder, may not be assigned by the Executive. The Company may assign its rights, together with its obligations, hereunder (i) to any affiliate or (ii) to third parties in connection with any sale, transfer or other disposition of all or substantially all of the business or assets of the Company; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation or acquisition of all or substantially all of its business or assets.

                          10.5 This Agreement may be amended, modified,
superseded, canceled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

                  11.       Subsidiaries and Affiliates.

                  11.1 As used herein, the term "subsidiary" shall mean any corporation or other business entity controlled directly or indirectly by the corporation or other business entity in question, and the term "affiliate" shall mean and include any corporation or other business entity directly or indirectly controlling, controlled by or under common control with the corporation or other business entity in question.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                             PNEUMO ABEX CORPORATION



                             By: /s/ Peter W. Grace
                                 ------------------------------
                                 Peter W. Grace
                                 Senior Vice President



                                 /s/ Stephen G. Taub
                                 ------------------------------
                                 Stephen G. Taub

                               Pramathesh S. Vora
                         Executive Employment Agreement


TERM.  August 1, 2000 - December 31, 2003.

END-OF-TERM. After 12/31/2002, Company may give notice of non-renewal; term extends for 12 months. After 12/31/02, term extends on one-day-at-a-time basis until notice of non-renewal given; then, term extends for 12 months.

BASE SALARY. $233,000 per year; if adjusted upward at sole discretion of Company, increased amount becomes Base Salary.

BONUS. If Company achieves the percentage of business plan set forth below, Employee receives performance bonus of the corresponding percentage of Base Salary.

           Percentage of                  Percentage of
      EBITDA in Business Plan              Base Salary

                80%                             60%
                85                              75
                90                              90
                95                             100
               100                             105
               105                             110
               110                             125
               115                             150

DEATH. Base Salary paid until death; prorated performance bonus paid if otherwise due for the year in which Employee dies.

DISABILITY. Company may terminate Agreement after six months. Base salary, reduced by any disability benefits received by Employee, paid until Company terminates; prorated performance bonus paid if otherwise due for the year in which Agreement is terminated.

BENEFITS. Standard Company officer benefits.

CAUSE. Upon gross neglect, conviction of felony, conviction of any crime relating to Company property, willful misconduct or material breach by employee or material prejudice to Company, Company can terminate without further liability.

COMPANY BREACH. Employee receives Base Salary, performance bonuses and all benefits for longer of balance of term or 12 months; if end-of-term provisions are in effect, for balance of 12 month period; prorated performance bonus paid if otherwise due for balance of term; employee obligated to mitigate.

OTHER PROVISIONS. Protection of confidential information, non-compete during term, assignment of inventions, legal fees to employee if he prevails in action for breach or injunction; legal fees to Company if it prevails in action for injunction.

THIS SUMMARY PAGE IS FOR CONVENIENCE OF REFERENCE ONLY. IT SHALL NOT CONSTITUTE A PART OF THE AGREEMENT

                              Employment Agreement


                  EMPLOYMENT AGREEMENT, dated as of August 1, 2000, between Pneumo Abex Corporation, a Delaware corporation (the "Company") and Pramathesh
S. Vora (the "Executive").

                  WHEREAS, the Company wishes to employ the Executive, and the Executive wishes to accept such employment, on the terms and conditions set forth in this Agreement;

         Accordingly, the Company and the Executive hereby agree as follows:

                  1.       Employment, Duties and Acceptance.

                          1.1 Employment, Duties. The Company hereby employs the
Executive for the Term (as defined in Section 2.1), to render exclusive and full-time services to the Company as Senior Vice President and or in such other executive position as may be mutually agreed upon by the Company and the Executive, and to perform such other duties consistent with such position as may be assigned to the Executive by the Board of Directors or any officer of the Company senior to the Executive.

                          1.2 Acceptance. The Executive hereby accepts such
employment and agrees to render the services described above. During the Term, the Executive agrees to serve the Company faithfully and to the best of the Executive's ability, to devote the Executive's entire business time, energy and skill to such employment, and to use the Executive's best efforts, skill and ability to promote the Company's interests. The Executive further agrees to accept election, and to serve during all or any part of the Term, as an officer or director of the Company and of any subsidiary or affiliate of the Company, without any compensation therefor other than that specified in this Agreement, if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate, as the case may be.

                          1.3 Location. The duties to be performed by the
Executive hereunder shall be performed primarily at the office of the Company in Camden, New Jersey, subject to reasonable travel requirements on behalf of the Company.

                  2.       Term of Employment; Certain Post-Term Benefits.

                          2.1 The Term. The term of the Executive's employment
under this Agreement (the "Term") shall commence on August 1, 2000 and shall end on December 31, 2003 or such later date to which the Term is extended pursuant to Section 2.2.

                          2.2 End-of-Term Provisions. At any time on or after
December 31, 2002 the Company shall have the right to give written notice of non-renewal of the Term. In the event the Company gives such notice of non-renewal, the Term automatically shall be extended so that it ends twelve months after the last day of the month in which the Company gives such notice. From and after December 31, 2003, unless and until the Company gives written notice of non-renewal as provided in this Section 2.2, the Term automatically shall be extended day-by-day; upon the giving of such notice by the Company, the Term automatically shall be extended so that it ends twelve months after the last day of the month in which the Company gives such notice.

                          2.3 Special Curtailment. The Term shall end earlier
than the original December 31, 2003 termination date provided in Section 2.1 or any extended termination date provided in Section 2.2, in either case if sooner terminated pursuant to Section 4. Non-extension of the Term shall not be deemed to be a wrongful termination of the Term or this Agreement by the Company pursuant to Section 4.4.

                  3.       Compensation; Benefits.

                          3.1 Salary. As compensation for all services to be
rendered pursuant to this Agreement, the Company agrees to pay the Executive during the Term a base salary, payable semi-monthly in arrears, at the annual rate of not less than $233,000, less such deductions or amounts to be withheld as required by applicable law and regulations (the "Base Salary"). In the event that the Company, in its sole discretion, from time to time determines to increase the Base Salary, such increased amount shall, from and after the effective date of the increase, constitute "Base Salary" for purposes of this Agreement.

                          3.2 Bonus. In addition to the amounts to be paid to
the Executive pursuant to Section 3.1, the Executive will be eligible to receive a bonus with respect to each calendar year included within the Term computed in accordance with the provisions of the next two succeeding sentences. If, with respect to any calendar year, the

Company achieves EBITDA of at least the percentage set forth in the table below of its business plan for such year, such bonus shall be the percentage set forth in the table below of Base Salary with respect to the year for which the bonus (any such bonus, a "performance bonus") was earned:

           Percentage of                  Percentage of
      EBITDA in Business Plan              Base Salary

               80%                             60%
               85                              75
               90                              90
               95                             100
              100                             105
              105                             110
              110                             125
              115                             150

In the event that the Term or this Agreement is terminated other than pursuant to Section 4.3, the Executive shall be entitled to receive a prorated performance bonus (if such a bonus is otherwise payable) with respect to (A) the year in which the Term or this Agreement terminated or, (B) in the event of a termination pursuant to Section 4.4, the year in which the Executive was last entitled to receive any payments of Base Salary, in an amount equal to (x) the percentage of Base Salary otherwise payable as a performance bonus with respect to such year multiplied by (y) a fraction, the numerator of which is the number of whole months elapsed from the beginning of such year to the date as of which the Term or this Agreement terminated or the last day as of which the Executive is entitled to receive payments of Base Salary, as applicable and the denominator of which is 12. A performance bonus or other bonus, if either or both are earned in accordance with this Agreement, shall be paid no later than March 31st of the year next following the year with respect to which such bonus was earned. The maximum bonus payable pursuant to this Section 3.2 shall be $1,000,000 with respect to any calendar year.

                          3.3 Minimum Compensation. If, during any calendar year
(a "Current Year"), EBITDA for such year at least equals EBITDA for the immediately prior year (a "Prior Year"), then the sum of Base Salary and bonus payable to the Executive on account of the Current Year ("Total Current Year Compensation") shall be no less than the sum of Base Salary and bonus paid to the Executive on account of the Prior Year ("Total Prior Year Compensation"). In any case described in the preceding sentence in which Total Prior Year Compensation was greater than Total Current Year Compensation computed pursuant to Sections 3.1 and 3.2, then the difference shall be paid to the Executive no later than March 31st of the year next following the Current Year.

                          3.4 Business Expenses. The Company shall pay or
reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Term in the performance of the Executive's services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company customarily may require of its officers provided, however, that the maximum amount available for such expenses during any period may be fixed in advance by the Chairman, the Vice Chairman or the Chief Executive Officer of the Company.

                          3.5 Vacation. During the Term, the Executive shall be
entitled to a vacation period or periods of four (4) weeks taken in accordance with the vacation policy of the Company during each year of the Term. Vacation time not used by the end of a year shall be forfeited, except that one week of vacation pay may be "banked" in accordance with Company policy.

                          3.6 Fringe Benefits. During the Term, the Executive
shall be entitled to all benefits for which the Executive shall be eligible under any qualified pension plan, 401(k) plan, non-qualified benefit restoration plan, group insurance or other so-called "fringe" benefit plan which the Company provides to its executive employees generally. In addition, the Company shall "gross up" the income imputed to the Executive under federal and any applicable state income tax laws for any life insurance furnished to the Executive, such that the Executive effectively will suffer no personal cost for such fringe benefit.

                  4.       Termination.

                          4.1 Death. If the Executive dies during the Term, the
Term shall terminate forthwith upon the Executive's death and the Company shall have no obligation hereunder to make any payments to the Executive's beneficiaries on account of any period of time after such termination. After such termination, the Executive's beneficiaries shall receive any benefits to which the Executive or such beneficiaries may be entitled under any fringe benefit program that may have been provided by the Company pursuant to
Section 3.6.

                          4.2 Disability. If, during the Term the Executive
becomes disabled or incapacitated to the extent he is unable to perform his duties hereunder ("Totally Disabled") for a period of six (6) consecutive months, the Company shall have the right at any time thereafter, so long as the Executive is then still Totally Disabled, to terminate the Term upon sending written notice of termination to the Executive. If the Company elects to terminate the Term by reason of the Executive becoming Totally Disabled, the Company shall have no obligation hereunder to make any payments to the Executive on account of any period of time after such termination. After such termination, the Executive shall receive any benefits to which he may be entitled under any fringe benefit program that may have been provided by the Company pursuant to
Section 3.6. While the Executive is Totally Disabled prior to the Term being terminated, Base Salary payable pursuant to Section 3.1 shall be reduced by any other benefits payable to the Executive under any disability plan provided for hereunder or otherwise furnished to the Executive by the Company.

                          4.3 Cause. In the event of gross neglect by the
Executive of the Executive's duties hereunder, conviction of the Executive of any felony, conviction of the Executive of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, willful misconduct by the Executive in connection with the performance of any material portion of the Executive's duties hereunder, breach by the Executive of any material provision of this Agreement or any other conduct on the part of the Executive which would make the Executive's continued employment by the Company materially prejudicial to the best interests of the Company, the Company may at any time by written notice to the Executive terminate the Term and, upon such termination, this Agreement shall terminate and the Executive shall be entitled to receive no further amounts or benefits hereunder, except any as shall have been earned to the date of such termination.

                          4.4 Company Breach. In the event of the breach of any
material provision of this Agreement by the Company, the Executive shall be entitled to terminate the Term upon 60 days' prior written notice to the Company. Upon such termination, or in the event the Company terminates the Term or this Agreement other than pursuant to the provisions of Section 4.2 or 4.3, the Company shall continue to provide the Executive (i) payments of Base Salary, in the manner and amount specified in Section 3.1, (ii) performance bonuses, in the manner and amount specified in Section 3.2, (iii) minimum compensation in the manner and amount specified in Section 3.3 and (iv) fringe benefits and additional benefits in the manner and amounts specified in
Section 3.6 until the end of the Term (as in effect immediately prior to such termination) or, if the Company has not then given written notice of non-renewal pursuant to Section 2.2, for a period of twelve months after the last day of the month in which termination described in this Section 4.4 occurred, whichever is longer (the "Damage Period"). The Company's obligations pursuant to this Section
4.4 are subject to the Executive's duty to mitigate damages by seeking other employment provided, however, that the Executive shall not be required to accept a position of lesser importance or of substantially different character than the position held with the Company immediately prior to the effective date of termination or in a location outside of the Philadelphia, Pennsylvania metropolitan area. To the extent that the Executive shall earn compensation during the Damage Period (without regard to when such compensation is paid), the Base Salary, bonus and minimum compensation payments to be made by the Company pursuant to this Section 4.4 shall be correspondingly reduced.

                          4.5 Litigation Expenses. Except as provided for in
Section 5.7, if the Company and the Executive become involved in any action, suit or proceeding relating to the alleged breach of this Agreement by the Company or the Executive, and if a judgment in such action, suit or proceeding is rendered in favor of the Executive, the Company shall reimburse the Executive for all expenses (including reasonable attorneys' fees) incurred by the Executive in connection with such action, suit or proceeding. Such costs shall be paid to the Executive promptly upon presentation of expense statements or other supporting information evidencing the incurrence of such expenses.

                  5.       Protection of Confidential Information;
                             Non-Competition.

                          5.1 In view of the fact that the Executive's work for
the Company will bring the Executive into close contact with many confidential affairs of the Company not readily available to the public, and plans for future developments, the Executive agrees:

                          5.1.1 To keep and retain in the strictest confidence
all confidential matters of the Company, including, without limitation, "know how", trade secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by the Executive heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after the Executive's employment with the Company, except in the course of performing the Executive's duties hereunder or with the Company's express written consent. The foregoing prohibitions shall include, without limitation, directly or indirectly publishing (or causing, participating in, assisting or providing any statement, opinion or information in connection with the publication of) any diary, memoir, letter, story, photograph, interview, article, essay, account or description (whether fictionalized or not) concerning any of the foregoing, publication being deemed to include any presentation or reproduction of any written, verbal or visual material in any communication medium, including any book, magazine, newspaper, theatrical production or movie, or television or radio programming or commercial; and

                          5.1.2 To deliver promptly to the Company on
termination of the Executive's employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the Company's business and all property associated therewith, which the Executive may then possess or have under the Executive's control.

                          5.2 During the Term, the Executive shall not, directly
or indirectly, enter the employ of, or render any services to, any person, firm or corporation engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; the Executive shall not engage in such business on the Executive's own account; and the Executive shall not become interested in any such business, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, trustee, consultant, or in any other relationship or capacity provided, however, that nothing contained in this Section 5.2 shall be deemed to prohibit the Executive from acquiring, solely as an investment, up to five percent (5%) of the outstanding shares of capital stock of any public corporation.

                          5.3 If the Executive commits a breach, or threatens to
commit a breach, of any of the provisions of

Sections 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

                          5.3.1 The right and remedy to have the provisions of
this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

                          5.3.2 The right and remedy to require the Executive to
account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Executive as the result of any transactions constituting a breach of any of the provisions of the preceding paragraph, and the Executive hereby agrees to account for and pay over such Benefits to the Company.

Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                          5.4 If any of the covenants contained in Sections 5.1
or 5.2, or any part thereof, hereafter are construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

                          5.5 If any of the covenants contained in Sections 5.1
or 5.2, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

                          5.6 The parties hereto intend to and hereby confer
jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon the courts of any state within the geographical scope of such covenants. In the event that the courts of any one or more of such states shall hold such covenants wholly unenforceable by reason of the breadth of such covenants or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other states within the geographical scope of such covenants as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state being for this purpose severable into diverse and independent covenants.

                          5.7 In the event that any action, suit or other
proceeding in law or in equity is brought to enforce the covenants contained in Sections 5.1 and 5.2 or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of the Company, all expenses (including reasonable attorneys' fees) of the Company in such action, suit or other proceeding shall (on demand of the Company) be paid by the Executive. In the event the Company fails to obtain a judgment for money damages or an injunction in favor of the Company, all expenses (including reasonable attorneys' fees) of the Executive in such action, suit or other proceeding shall (on demand of the Executive) be paid by the Company.

                  6.       Inventions and Patents.

                          6.1 The Executive agrees that all processes,
technologies and inventions (collectively, "Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the Term shall belong to the Company, provided that such Inventions grew out of the Executive's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Executive shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventions for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of the Executive's inventorship.

                          6.2 If any Invention is described in a patent
application or is disclosed to third parties, directly or indirectly, by the Executive within two years after the termination of the Executive's employment by the Company, it is to be presumed that the Invention was conceived or made during the Term.

                          6.3 The Executive agrees that the Executive will not
assert any rights to any Invention as having been made or acquired by the Executive prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

                  7.       Intellectual Property.

                  The Company shall be the sole owner of all the products and proceeds of the Executive's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Executive may acquire, obtain, develop or create in connection with and during the Term, free and clear of any claims by the Executive (or anyone claiming under the Executive) of any kind or character whatsoever (other than the Executive's right to receive payments hereunder). The Executive shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title or interest in or to any such properties.

                  8.       Indemnification.

                  The Company will indemnify the Executive, to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by the Executive in connection with any action, suit or proceeding to which the Executive may be made a party by reason of the Executive being an officer, director or employee of the Company or of any subsidiary or affiliate of the Company.

                  9.       Notices.

                  All notices, requests, consents and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed first class, postage prepaid, by registered or certified mail (notices mailed shall be deemed to have been given on the date mailed), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

                  If to the Company, to:

                  Pneumo Abex Corporation
                  c/o M & F Worldwide Corp.
                  35 East 62nd Street
                  New York, New York  10021
                  Attn:  General Counsel

                  If to the Executive, to:

                  Pramathesh S. Vora
                  12 Bunker Hill Road
                  Sewell, NJ  08080

                  10.      General.

                          10.1 This Agreement shall be governed by and construed
and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

                          10.2 The section headings contained herein are for
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                          10.3 This Agreement sets forth the entire agreement
and understanding of the parties relating to the Executive's employment by the Company, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the Executive's employment by the Company, including, without limitation, the Employment Agreement dated as of September 1, 1996, as amended (the "Prior Agreement") between the Company and the Executive, which Prior Agreement is deemed terminated hereby and of no further force or effect. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

                          10.4 This Agreement, and the Executive's rights and
obligations hereunder, may not be assigned by the Executive. The Company may assign its rights, together with its obligations, hereunder (i) to any affiliate or (ii) to third parties in connection with any sale, transfer or other disposition of all or substantially all of the business or assets of the Company; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation or acquisition of all or substantially all of its business or assets.

                          10.5 This Agreement may be amended, modified,
superseded, canceled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

                  11.       Subsidiaries and Affiliates.

                  11.1 As used herein, the term "subsidiary" shall mean any corporation or other business entity controlled directly or indirectly by the corporation or other business entity in question, and the term "affiliate" shall mean and include any corporation or other business entity directly or indirectly controlling, controlled by or under common control with the corporation or other business entity in question.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                             PNEUMO ABEX CORPORATION



                             By:/s/ Stephen G. Taub
                                -----------------------------
                                Stephen G. Taub
                                President and Chief Executive
                                Officer



                                /s/ Pramathesh S. Vora
                                -----------------------------
                                Pramathesh S. Vora

                                 Peter W. Grace
                         Executive Employment Agreement


TERM.  August 1, 2000 - December 31, 2003.

END-OF-TERM. After 12/31/2002, Company may give notice of non-renewal; term extends for 12 months. After 12/31/02, term extends on one-day-at-a-time basis until notice of non-renewal given; then, term extends for 12 months.

BASE SALARY. $192,000 per year; if adjusted upward at sole discretion of Company, increased amount becomes Base Salary.

BONUS. If Company achieves the percentage of business plan set forth below, Employee receives performance bonus of the corresponding percentage of Base Salary.

            Percentage of            Percentage of
       EBITDA in Business Plan        Base Salary

                 80%                      60%
                 85                       75
                 90                       90
                 95                      100
                100                      105
                105                      110
                110                      125
                115                      150

DEATH. Base Salary paid until death; prorated performance bonus paid if otherwise due for the year in which Employee dies.

DISABILITY. Company may terminate Agreement after six months. Base salary, reduced by any disability benefits received by Employee, paid until Company terminates; prorated performance bonus paid if otherwise due for the year in which Agreement is terminated.

BENEFITS. Standard Company officer benefits.

CAUSE. Upon gross neglect, conviction of felony, conviction of any crime relating to Company property, willful misconduct or material breach by employee or material prejudice to Company, Company can terminate without further liability.

COMPANY BREACH. Employee receives Base Salary, performance bonuses and all benefits for longer of balance of term or 12 months; if end-of-term provisions are in effect, for balance of 12 month period; prorated performance bonus paid if otherwise due for balance of term; employee obligated to mitigate.

OTHER PROVISIONS. Protection of confidential information, non-compete during term, assignment of inventions, legal fees to employee if he prevails in action for breach or injunction; legal fees to Company if it prevails in action for injunction.

THIS SUMMARY PAGE IS FOR CONVENIENCE OF REFERENCE ONLY. IT SHALL NOT CONSTITUTE A PART OF THE AGREEMENT

                              Employment Agreement


                  EMPLOYMENT AGREEMENT, dated as of August 1, 2000, between Pneumo Abex Corporation, a Delaware corporation (the "Company") and Peter W. Grace (the "Executive").

                  WHEREAS, the Company wishes to employ the Executive, and the Executive wishes to accept such employment, on the terms and conditions set forth in this Agreement;

         Accordingly, the Company and the Executive hereby agree as follows:

                  1.       Employment, Duties and Acceptance.

                          1.1 Employment, Duties. The Company hereby employs the
Executive for the Term (as defined in Section 2.1), to render exclusive and full-time services to the Company as Senior Vice President, Treasurer and Controller or in such other executive position as may be mutually agreed upon by the Company and the Executive, and to perform such other duties consistent with such position as may be assigned to the Executive by the Board of Directors or any officer of the Company senior to the Executive.

                          1.2 Acceptance. The Executive hereby accepts such
employment and agrees to render the services described above. During the Term, the Executive agrees to serve the Company faithfully and to the best of the Executive's ability, to devote the Executive's entire business time, energy and skill to such employment, and to use the Executive's best efforts, skill and ability to promote the Company's interests. The Executive further agrees to accept election, and to serve during all or any part of the Term, as an officer or director of the Company and of any subsidiary or affiliate of the Company, without any compensation therefor other than that specified in this Agreement, if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate, as the case may be.

                          1.3 Location. The duties to be performed by the
Executive hereunder shall be performed primarily at the office of the Company in Camden, New Jersey, subject to reasonable travel requirements on behalf of the Company.

                  2.       Term of Employment; Certain Post-Term Benefits.

                          2.1 The Term. The term of the Executive's employment
under this Agreement (the "Term") shall commence on August 1, 2000 and shall end on December 31, 2003 or such later date to which the Term is extended pursuant to Section 2.2.

                          2.2 End-of-Term Provisions. At any time on or after
December 31, 2002 the Company shall have the right to give written notice of non-renewal of the Term. In the event the Company gives such notice of non-renewal, the Term automatically shall be extended so that it ends twelve months after the last day of the month in which the Company gives such notice. From and after December 31, 2003, unless and until the Company gives written notice of non-renewal as provided in this Section 2.2, the Term automatically shall be extended day-by-day; upon the giving of such notice by the Company, the Term automatically shall be extended so that it ends twelve months after the last day of the month in which the Company gives such notice.

                          2.3 Special Curtailment. The Term shall end earlier
than the original December 31, 2003 termination date provided in Section 2.1 or any extended termination date provided in Section 2.2, in either case if sooner terminated pursuant to Section 4. Non-extension of the Term shall not be deemed to be a wrongful termination of the Term or this Agreement by the Company pursuant to Section 4.4.

                  3.       Compensation; Benefits.

                          3.1 Salary. As compensation for all services to be
rendered pursuant to this Agreement, the Company agrees to pay the Executive during the Term a base salary, payable semi-monthly in arrears, at the annual rate of not less than $192,000, less such deductions or amounts to be withheld as required by applicable law and regulations (the "Base Salary"). In the event that the Company, in its sole discretion, from time to time determines to increase the Base Salary, such increased amount shall, from and after the effective date of the increase, constitute "Base Salary" for purposes of this Agreement.

                          3.2 Bonus. In addition to the amounts to be paid to
the Executive pursuant to Section 3.1, the Executive will be eligible to receive a bonus with respect to each calendar year included within the Term computed in accordance with the provisions of the next two succeeding sentences. If, with respect to any calendar year, the Company achieves EBITDA of at least the percentage set forth in the table below of its business plan for such year, such bonus shall be the percentage set forth in the table below of Base Salary with respect to the year for which the bonus (any such bonus, a "performance bonus") was earned:

               Percentage of                 Percentage of
          EBITDA in Business Plan             Base Salary

                   80%                             60%
                   85                              75
                   90                              90
                   95                             100
                  100                             105
                  105                             110
                  110                             125
                  115                             150

In the event that the Term or this Agreement is terminated other than pursuant to Section 4.3, the Executive shall be entitled to receive a prorated performance bonus (if such a bonus is otherwise payable) with respect to (A) the year in which the Term or this Agreement terminated or, (B) in the event of a termination pursuant to Section 4.4, the year in which the Executive was last entitled to receive any payments of Base Salary, in an amount equal to (x) the percentage of Base Salary otherwise payable as a performance bonus with respect to such year multiplied by (y) a fraction, the numerator of which is the number of whole months elapsed from the beginning of such year to the date as of which the Term or this Agreement terminated or the last day as of which the Executive is entitled to receive payments of Base Salary, as applicable and the denominator of which is 12. A performance bonus or other bonus, if either or both are earned in accordance with this Agreement, shall be paid no later than March 31st of the year next following the year with respect to which such bonus was earned. The maximum bonus payable pursuant to this Section 3.2 shall be $1,000,000 with respect to any calendar year.

                          3.3 Minimum Compensation. If, during any calendar year
(a "Current Year"), EBITDA for such year at least equals EBITDA for the immediately prior year (a "Prior Year"), then the sum of Base Salary and bonus payable to the Executive on account of the Current Year ("Total Current Year Compensation") shall be no less than the sum of Base Salary and bonus paid to the Executive on account of the Prior Year ("Total Prior Year Compensation"). In any case described in the preceding sentence in which Total Prior Year Compensation was greater than Total Current Year Compensation computed pursuant to Sections 3.1 and 3.2, then the difference shall be paid to the Executive no later than March 31st of the year next following the Current Year.

                          3.4 Business Expenses. The Company shall pay or
reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive during the Term in the performance of the Executive's services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company customarily may require of its officers provided, however, that the maximum amount available for such expenses during any period may be fixed in advance by the Chairman, the Vice Chairman or the Chief Executive Officer of the Company.

                          3.5 Vacation. During the Term, the Executive shall be
entitled to a vacation period or periods of four (4) weeks taken in accordance with the vacation policy of the Company during each year of the Term. Vacation time not used by the end of a year shall be forfeited, except that one week of vacation pay may be "banked" in accordance with Company policy.

                          3.6 Fringe Benefits. During the Term, the Executive
shall be entitled to all benefits for which the Executive shall be eligible under any qualified pension plan, 401(k) plan, non-qualified benefit restoration plan, group insurance or other so-called "fringe" benefit plan which the Company provides to its executive employees generally. In addition, the Company shall "gross up" the income imputed to the Executive under federal and any applicable state income tax laws for any life insurance furnished to the Executive, such that the Executive effectively will suffer no personal cost for such fringe benefit.

                  4.       Termination.

                          4.1 Death. If the Executive dies during the Term, the
Term shall terminate forthwith upon the Executive's death and the Company shall have no obligation hereunder to make any payments to the Executive's beneficiaries on account of any period of time after such termination. After such termination, the Executive's beneficiaries shall receive any benefits to which the Executive or such beneficiaries may be entitled under any fringe benefit program that may have been provided by the Company pursuant to Section 3.6.

                          4.2 Disability. If, during the Term the Executive
becomes disabled or incapacitated to the extent he is unable to perform his duties hereunder ("Totally Disabled") for a period of six (6) consecutive months, the Company shall have the right at any time thereafter, so long as the Executive is then still Totally Disabled, to terminate the Term upon sending written notice of termination to the Executive. If the Company elects to terminate the Term by reason of the Executive becoming Totally Disabled, the Company shall have no obligation hereunder to make any payments to the Executive on account of any period of time after such termination. After such termination, the Executive shall receive any benefits to which he may be entitled under any fringe benefit program that may have been provided by the Company pursuant to
Section 3.6. While the Executive is Totally Disabled prior to the Term being terminated, Base Salary payable pursuant to Section 3.1 shall be reduced by any other benefits payable to the Executive under any disability plan provided for hereunder or otherwise furnished to the Executive by the Company.

                          4.3 Cause. In the event of gross neglect by the
Executive of the Executive's duties hereunder, conviction of the Executive of any felony, conviction of the Executive of any lesser crime or offense involving the property of the Company or any of its subsidiaries or affiliates, willful misconduct by the Executive in connection with the performance of any material portion of the Executive's duties hereunder, breach by the Executive of any material provision of this Agreement or any other conduct on the part of the Executive which would make the Executive's continued employment by the Company materially prejudicial to the best interests of the Company, the Company may at any time by written notice to the Executive terminate the Term and, upon such termination, this Agreement shall terminate and the Executive shall be entitled to receive no further amounts or benefits hereunder, except any as shall have been earned to the date of such termination.

                          4.4 Company Breach. In the event of the breach of any
material provision of this Agreement by the Company, the Executive shall be entitled to terminate the Term upon 60 days' prior written notice to the Company.

Upon such termination, or in the event the Company terminates the Term or this Agreement other than pursuant to the provisions of Section 4.2 or 4.3, the Company shall continue to provide the Executive (i) payments of Base Salary, in the manner and amount specified in Section 3.1, (ii) performance bonuses, in the manner and amount specified in Section 3.2, (iii) minimum compensation in the manner and amount specified in Section 3.3 and (iv) fringe benefits and additional benefits in the manner and amounts specified in Section 3.6 until the end of the Term (as in effect immediately prior to such termination) or, if the Company has not then given written notice of non-renewal pursuant to Section 2.2, for a period of twelve months after the last day of the month in which termination described in this Section 4.4 occurred, whichever is longer (the "Damage Period"). The Company's obligations pursuant to this Section 4.4 are subject to the Executive's duty to mitigate damages by seeking other employment provided, however, that the Executive shall not be required to accept a position of lesser importance or of substantially different character than the position held with the Company immediately prior to the effective date of termination or in a location outside of the Philadelphia, Pennsylvania metropolitan area. To the extent that the Executive shall earn compensation during the Damage Period (without regard to when such compensation is paid), the Base Salary, bonus and minimum compensation payments to be made by the Company pursuant to this Section
4.4 shall be correspondingly reduced.

                          4.5 Litigation Expenses. Except as provided for in
Section 5.7, if the Company and the Executive become involved in any action, suit or proceeding relating to the alleged breach of this Agreement by the Company or the Executive, and if a judgment in such action, suit or proceeding is rendered in favor of the Executive, the Company shall reimburse the Executive for all expenses (including reasonable attorneys' fees) incurred by the Executive in connection with such action, suit or proceeding. Such costs shall be paid to the Executive promptly upon presentation of expense statements or other supporting information evidencing the incurrence of such expenses.

                  5.       Protection of Confidential Information;
                             Non-Competition.

                          5.1 In view of the fact that the Executive's work for
the Company will bring the Executive into close contact with many confidential affairs of the

Company not readily available to the public, and plans for future developments, the Executive agrees:

                          5.1.1 To keep and retain in the strictest confidence
all confidential matters of the Company, including, without limitation, "know how", trade secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions and research projects, and other business affairs of the Company, learned by the Executive heretofore or hereafter, and not to disclose them to anyone outside of the Company, either during or after the Executive's employment with the Company, except in the course of performing the Executive's duties hereunder or with the Company's express written consent. The foregoing prohibitions shall include, without limitation, directly or indirectly publishing (or causing, participating in, assisting or providing any statement, opinion or information in connection with the publication of) any diary, memoir, letter, story, photograph, interview, article, essay, account or description (whether fictionalized or not) concerning any of the foregoing, publication being deemed to include any presentation or reproduction of any written, verbal or visual material in any communication medium, including any book, magazine, newspaper, theatrical production or movie, or television or radio programming or commercial; and

                          5.1.2 To deliver promptly to the Company on
termination of the Executive's employment by the Company, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the Company's business and all property associated therewith, which the Executive may then possess or have under the Executive's control.

                          5.2 During the Term, the Executive shall not, directly
or indirectly, enter the employ of, or render any services to, any person, firm or corporation engaged in any business competitive with the business of the Company or of any of its subsidiaries or affiliates; the Executive shall not engage in such business on the Executive's own account; and the Executive shall not become interested in any such business, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, trustee, consultant, or in any other relationship or capacity provided, however, that nothing contained in this Section 5.2 shall be deemed to prohibit the Executive from acquiring, solely as an investment, up to five percent (5%) of the outstanding shares of capital stock of any public corporation.

                          5.3 If the Executive commits a breach, or threatens to
commit a breach, of any of the provisions of Sections 5.1 or 5.2 hereof, the Company shall have the following rights and remedies:

                          5.3.1 The right and remedy to have the provisions of
this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

                          5.3.2 The right and remedy to require the Executive to
account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Executive as the result of any transactions constituting a breach of any of the provisions of the preceding paragraph, and the Executive hereby agrees to account for and pay over such Benefits to the Company.

Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                          5.4 If any of the covenants contained in Sections 5.1
or 5.2, or any part thereof, hereafter are construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

                          5.5 If any of the covenants contained in Sections 5.1
or 5.2, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, said provision shall then be enforceable.

                          5.6 The parties hereto intend to and hereby confer
jurisdiction to enforce the covenants contained in Sections 5.1 and 5.2 upon the courts of any state within the geographical scope of such covenants. In the event that the courts of any one or more of such states shall hold such covenants wholly unenforceable by reason of the breadth of such covenants or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other states within the geographical scope of such covenants as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state being for this purpose severable into diverse and independent covenants.

                          5.7 In the event that any action, suit or other
proceeding in law or in equity is brought to enforce the covenants contained in Sections 5.1 and 5.2 or to obtain money damages for the breach thereof, and such action results in the award of a judgment for money damages or in the granting of any injunction in favor of the Company, all expenses (including reasonable attorneys' fees) of the Company in such action, suit or other proceeding shall (on demand of the Company) be paid by the Executive. In the event the Company fails to obtain a judgment for money damages or an injunction in favor of the Company, all expenses (including reasonable attorneys' fees) of the Executive in such action, suit or other proceeding shall (on demand of the Executive) be paid by the Company.

                  6.       Inventions and Patents.

                          6.1 The Executive agrees that all processes,
technologies and inventions (collectively, "Inventions"), including new contributions, improvements, ideas and discoveries, whether patentable or not, conceived, developed, invented or made by him during the Term shall belong to the Company, provided that such Inventions grew out of the Executive's work with the Company or any of its subsidiaries or affiliates, are related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries or affiliates or are conceived or made on the Company's time or with the use of the Company's facilities or materials. The Executive shall further: (a) promptly disclose such Inventions to the Company; (b) assign to the Company, without additional compensation, all patent and other rights to such Inventions for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of the Executive's inventorship.

                          6.2 If any Invention is described in a patent
application or is disclosed to third parties, directly or indirectly, by the Executive within two years after the termination of the Executive's employment by the Company, it is to be presumed that the Invention was conceived or made during the Term.

                          6.3 The Executive agrees that the Executive will not
assert any rights to any Invention as having been made or acquired by the Executive prior to the date of this Agreement, except for Inventions, if any, disclosed to the Company in writing prior to the date hereof.

                  7.       Intellectual Property.

                  The Company shall be the sole owner of all the products and proceeds of the Executive's services hereunder, including, but not limited to, all materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Executive may acquire, obtain, develop or create in connection with and during the Term, free and clear of any claims by the Executive (or anyone claiming under the Executive) of any kind or character whatsoever (other than the Executive's right to receive payments hereunder). The Executive shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title or interest in or to any such properties.

                  8.       Indemnification.

                  The Company will indemnify the Executive, to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by the Executive in connection with any action, suit or proceeding to which the Executive may be made a party by reason of the Executive being an officer, director or employee of the Company or of any subsidiary or affiliate of the Company.

                  9.       Notices.

                  All notices, requests, consents and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed first class, postage prepaid, by registered or certified mail (notices mailed shall be deemed to have been given on the date mailed), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

                  If to the Company, to:

                  Pneumo Abex Corporation
                  c/o M & F Worldwide Corp.
                  35 East 62nd Street
                  New York, New York  10021
                  Attn:  General Counsel

                  If to the Executive, to:

                  Peter W. Grace
                  440 Fairfax Road
                  Drexel Hill, PA  19026


                  10.      General.

                          10.1 This Agreement shall be governed by and construed
and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

                          10.2 The section headings contained herein are for
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                          10.3 This Agreement sets forth the entire agreement
and understanding of the parties relating to the Executive's employment by the Company, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the Executive's employment by the Company, including, without limitation, the Employment Agreement dated as of September 1, 1996, as amended (the "Prior Agreement") between the Company and the Executive, which Prior Agreement is deemed terminated hereby and of no further force or effect. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

                          10.4 This Agreement, and the Executive's rights and
obligations hereunder, may not be assigned by the Executive. The Company may assign its rights, together with its obligations, hereunder (i) to any affiliate or (ii) to third parties in connection with any sale, transfer or other disposition of all or substantially all of the business or assets of the Company; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation or acquisition of all or substantially all of its business or assets.

                          10.5 This Agreement may be amended, modified,
superseded, canceled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

                  11.       Subsidiaries and Affiliates.

                  11.1 As used herein, the term "subsidiary" shall mean any corporation or other business entity controlled directly or indirectly by the corporation or other business entity in question, and the term "affiliate" shall mean and include any corporation or other business entity directly or indirectly controlling, controlled by or under common control with the corporation or other business entity in question.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                           MAFCO WORLDWIDE CORPORATION



                           By: /s/ Stephen G. Taub
                               -----------------------------
                               Stephen G. Taub
                               President and Chief Executive
                               Officer



                               /s/ Peter W. Grace
                               -----------------------------
                               Peter W. Grace